UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009

EMTEC, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Lincoln Drive 5 Greentree Center, Suite 117 Marlton, NJ	08054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 552-4204

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                              Results of Operations and Financial Condition.

On July 20, 2009, Emtec, Inc. issued a press release reporting its results for the quarter ended May 31, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

   (d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

       99.1         Press release issued by the Registrant on July 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emtec, Inc. (Registrant)

Date: July 22, 2009	By:	/s/ Gregory P. Chandler
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Emtec, Inc. press release dated July 20, 2009.